Virtus Horizon Wealth Masters Fund,

a series of Virtus Opportunities Trust

Supplement dated July 25, 2019

to the Summary and Statutory Prospectuses

dated January 28, 2019, as supplemented

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED JULY 10, 2019

Important Notice to Investors

Effective immediately, in “Principal Investment Strategies” in the summary prospectus and “More Information About Investment Objectives and Principal Investment Strategies” in the statutory prospectus, the first sentence of the first paragraph is hereby replaced with the following:

“The fund seeks to track the performance of the Horizon Kinetics ISE Wealth Index (Ticker: RCH), a public index maintained by Horizon Kinetics LLC, the parent company of the fund’s subadviser, and International Securities Exchange, LLC.”

Further, the last sentence of the “Principal Investment Strategies” section prior to the heading “Temporary Defensive Strategy” on page 122 of the statutory prospectus is hereby replaced with the following:

“The index is approximately equally weighted and is reviewed and rebalanced quarterly.”

Management of the fund and its related strategies and risks are unaffected by this disclosure change.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/HWMFIndexDisc_REV (7/2019)